CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into Mastering, Inc.'s previously filed registration statements on Forms S-8 (File Nos. 333-42949 and 333-07133).

                                        /s/ ARTHUR ANDERSEN, LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP

Denver, Colorado.
  January 19, 1998.